EXHIBIT 99.16

                            SATISFACTION AND RELEASE

     The undersigned hereby acknowledges that it has received from Schultz PRG Liquidating Investments, Ltd., a Texas limited partnership ("Borrower") $654,363.40 in full satisfaction of the Credit Obligations referred to and defined in that certain Schultz PRG Liquidating Investments, Ltd. Pledge Agreement (the "Pledge Agreement") between Schultz LP and Berkshire Investors LLC, a Massachusetts limited liability company ("Berkshire"), pursuant to which 74,649 shares of PRGX Common Stock ("Pledged Shares") were pledged by Borrower to Berkshire to secure that certain Schultz PRG Liquidating Investments, Ltd. Secured Promissory Note due February 13, 2003 in the original principal amount of $650,939.28 dated as of September 6, 2002 (the "Note").

     Berkshire hereby acknowledges that the Pledge Agreement is fully satisfied, terminated and discharged. Berkshire agrees to immediately take the following actions:

     1. mark the Note "Cancelled and Paid in Full";

     2. forward immediately by a nationally recognized overnight express service, the following:

          (a) to Schultz LP, the original Note marked "Cancelled and Paid in Full" and an executed original of this Satisfaction and Release; and

          (b) to Eva Cederholm, Arnall Golden & Gregory, LLP, certificates for that number of Pledged Shares (as defined in the Pledge Agreements) released from the Pledge Agreement; together with original stock powers (sent in a separate package from the package containing the stock certificates) previously delivered by Borrower to Berkshire, without alteration for the transfer of the Pledged Shares so released.


     IN WITNESS WHEREOF, the undersigned has executed this Satisfaction and Release as of the 20th day of September, 2002.

                                   BERKSHIRE INVESTORS LLC


                                   By  /s/ Ross M. Jones
                                      -----------------------------------------
                                            Name: Ross M. Jones
                                            Title: Managing Director

                            SATISFACTION AND RELEASE

     The undersigned hereby acknowledges that it has received from Schultz PRG Liquidating Investments, Ltd., a Texas limited partnership ("Borrower") $5,762,226.84 in full satisfaction of the Credit Obligations referred to and defined in that certain Schultz PRG Liquidating Investments, Ltd. Pledge Agreement (the "Pledge Agreement") between Schultz LP and Berkshire Fund V, Limited Partnership, a Massachusetts limited partnership ("Berkshire"), pursuant to which 657,348 shares of PRGX Common Stock ("Pledged Shares") were pledged by Borrower to Berkshire to secure that certain Schultz PRG Liquidating Investments, Ltd. Secured Promissory Note due February 13, 2003 in the original principal amount of $5,732,074.56 dated as of September 6, 2002 (the "Note").

     Berkshire hereby acknowledges that the Pledge Agreement is fully satisfied, terminated and discharged. Berkshire agrees to immediately take the following actions:

     1. mark the Note "Cancelled and Paid in Full";

     2. forward immediately by a nationally recognized overnight express service, the following:

          (a) to Schultz LP, the original Note marked "Cancelled and Paid in Full" and an executed original of this Satisfaction and Release; and

          (b) to Eva Cederholm, Arnall Golden & Gregory, LLP, certificates for that number of Pledged Shares (as defined in the Pledge Agreements) released from the Pledge Agreement; together with original stock powers (sent in a separate package from the package containing the stock certificates) previously delivered by Borrower to Berkshire, without alteration for the transfer of the Pledged Shares so released.

     IN WITNESS WHEREOF, the undersigned has executed this Satisfaction and Release as of the 20th day of September, 2002.

                             BERKSHIRE FUND V, LIMITED PARTNERSHIP

                             By: Fifth Berkshire Associates LLC
                             Its General Partner


                             By   /s/ Ross M. Jones
                                -----------------------------------------
                                      Name: Ross M. Jones
                                      Title: Managing Director

                            SATISFACTION AND RELEASE

     The undersigned hereby acknowledges that it has received from Schultz PRG Liquidating Investments, Ltd., a Texas limited partnership ("Borrower") $6,260,329.85 in full satisfaction of the Credit Obligations referred to and defined in that certain Schultz PRG Liquidating Investments, Ltd. Pledge Agreement (the "Pledge Agreement") between Schultz LP and Berkshire Fund VI, Limited Partnership, a Massachusetts limited partnership ("Berkshire"), pursuant to which 714,171 shares of PRGX Common Stock ("Pledged Shares") were pledged by Borrower to Berkshire to secure that certain Schultz PRG Liquidating Investments, Ltd. Secured Promissory Note due February 13, 2003 in the original principal amount of $6,227,571.12 dated as of September 6, 2002 (the "Note").

     Berkshire hereby acknowledges that the Pledge Agreement is fully satisfied, terminated and discharged. Berkshire agrees to immediately take the following actions:

     1. mark the Note "Cancelled and Paid in Full";

     2. forward immediately by a nationally recognized overnight express service, the following:

          (a) to Schultz LP, the original Note marked "Cancelled and Paid in Full" and an executed original of this Satisfaction and Release; and

          (b) to Eva Cederholm, Arnall Golden & Gregory, LLP, certificates for that number of Pledged Shares (as defined in the Pledge Agreements) released from the Pledge Agreement; together with original stock powers (sent in a separate package from the package containing the stock certificates) previously delivered by Borrower to Berkshire, without alteration for the transfer of the Pledged Shares so released.

     IN WITNESS WHEREOF, the undersigned has executed this Satisfaction and Release as of the 20th day of September, 2002.

                                BERKSHIRE FUND VI, LIMITED PARTNERSHIP

                                By: Sixth Berkshire Associates LLC
                                Its General Partner


                                By   /s/ Ross M. Jones
                                   -----------------------------------------
                                         Name: Ross M. Jones
                                         Title: Managing Director





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